UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2016

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Virgin Media Investment Holdings Limited (VMIH) is an indirect wholly-owned subsidiary of Virgin Media Inc., which is an indirect wholly-owned subsidiary of Liberty Global plc (Liberty Global) and, together with other subsidiaries of Virgin Media Inc., is a party to the senior facilities agreement, dated as of June 7, 2013 (as amended and supplemented, the VM Credit Facility).

On March 31, 2016, VMIH entered into two additional term loan facility accession agreements (the Additional Facility G Accession Agreement and the Additional Facility H Accession Agreement), under the VM Credit Facility.

Pursuant to the Additional Facility G Accession Agreement, a lender agreed to provide a new term loan facility in an aggregate principal amount of €75.0 million ($108.0 million at the transaction date) (Facility G).  The final maturity date for Facility G is January 15, 2022. Facility G bears interest at a rate of EURIBOR plus 3.00% subject to a EURIBOR floor of 0.75%.

Pursuant to the Additional Facility H Accession Agreement, a lender agreed to provide a new term loan facility in an aggregate principal amount of €25.0 million ($36.0 million at the transaction date) (Facility H). The final maturity date for Facility H is March 31, 2021. Facility H bears interest at a rate of EURIBOR plus 3.75%, subject to a EURIBOR floor of 0%.

The foregoing descriptions of the Additional Facility G Accession Agreement and the Additional Facility H Accession Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Additional Facility G Accession Agreement and the Additional Facility H Accession Agreement, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and the terms of which are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Name

4.1
Additional Facility G Accession Agreement, dated March 31, 2016, among Virgin Media Investment Holdings Limited as Borrower, The Bank of Nova Scotia as Facility Agent and the financial institutions listed therein as Additional Facility G Lenders, under the VM Credit Facility Agreement.

4.2
Additional Facility H Accession Agreement, dated March 31, 2016, among Virgin Media Investment Holdings Limited as Borrower, The Bank of Nova Scotia as Facility Agent and the financial institutions listed therein as Additional Facility H Lenders, under the VM Credit Facility Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: April 6, 2016

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